UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MARTHA STEWART LIVING OMNIMEDIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 27, 2013. MARTHA STEWART LIVING OMNIMEDIA, INC. MARTHA STEWART LIVING OMNIMEDIA, INC. 601 WEST 26TH STREET NEW YORK, NY 10001 Meeting Information Meeting Type: Annual Meeting For holders as of: July 2, 2013 Date: August 27, 2013 Time: 9:00 AM Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/mso2013. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/mso2013 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. Follow the instructions on the reverse side of this Notice to view the proxy materials and vote online or request a copy. Your vote is important! This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail if you request it. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instruction M61560-P41821

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: THE NOTICE OF THE 2013 ANNUAL MEETING OF STOCKHOLDERS, PROXY STATEMENT, 2012 ANNUAL REPORT AND STOCKHOLDER LETTERS How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 13, 2013 to facilitate timely delivery. Please Choose One How of the To Following Vote Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/mso2013. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. You can vote by mail by proxy card. Vote By Mail: requesting a paper copy of the materials, which will include a M61561-P41821

Voting Items The Board of Directors recommends you vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3: 1. To elect the following nominees as directors: 01) Martha Stewart 02) Arlen Kantarian 03) William Roskin 04) Margaret Smyth 05) Daniel Dienst 06) Pierre deVillemejane 2. To approve the material terms of performance goals that may apply to performance-based awards under the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan. 3. To approve, by advisory note, the compensation of the named executive of cers as disclosed in the proxy statement. NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. - P41821 M61562